Supplement dated February 5, 2016

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2015,

as supplemented, for the following Fund:

WANGER ADVISORS TRUST Wanger International Select

The board of trustees (the “Board”) of Wanger Advisors Trust (the “Trust”) has approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the Fund will liquidate and dissolve on or about April 29, 2016 (the “Liquidation Date”). On balance, and in light of all relevant factors, the Board believes that the liquidation and dissolution of the Fund is in the best interest of the Fund and its shareholders.

As of the Liquidation Date, the Fund will cease its investment operations and liquidate its assets in order to make final distributions to shareholders of record as of the Liquidation Date.

Owners of the variable annuity contracts and variable life insurance policies (each a “Contract”) offered by the participating insurance companies whose separate accounts are invested in the Fund should consult with their participating insurance company for information regarding:

•	the possibility of transferring their investment to other Columbia Wanger Funds; and

•	the redirection of their assets that will occur on or about the Liquidation Date.

Contract owners are not expected to incur any costs or tax liability in connection with the liquidation and dissolution of the Fund.

Under the Plan, the liquidation and dissolution of the Fund may be postponed or abandoned by action of the Board at any time prior to the Liquidation Date.

Shareholders should retain this Supplement for future reference.

C-1451-4 A (2/16)